Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), effective as of the 21st day of October, 2009 (the “Amendment Effective Date”), is entered into by and among DYNAMIC MATERIALS CORPORATION, a Delaware corporation (the “US Borrower”), DYNAMIC MATERIALS LUXEMBOURG 2 S.À R.L., a private limited liability company (société à responsabilité limitée), incorporated and existing under the laws of the Grand-Duchy of Luxembourg, with registered office at 41, boulevard Prince Henri, L-1724 Luxembourg, Grand-Duchy of Luxembourg, registered with the Luxembourg trade and companies register (Registre de Commerce et des Sociétés Luxembourg) under number B 134.213 and a Subsidiary of the US Borrower (together with the US Borrower, the “Borrowers”), the Guarantors party hereto (the “Guarantors”), the Lenders party hereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Revolving Credit Lenders and the Term Lenders (the “Administrative Agent”), and J.P. MORGAN EUROPE LIMITED, as Administrative Agent for the Euro Revolving Credit Lenders and the Euro Term Lenders (the “Euro Administrative Agent”).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders, the Administrative Agent, the Euro Administrative Agent and JPMorgan Securities, Inc. entered into that certain Credit Agreement dated November 16, 2007 (as amended by the First Amendment to credit Agreement, effective as of December 31, 2008, the Second Amendment to Credit Agreement, effective as of April 1, 2009, the Third Amendment to Credit Agreement and Waiver, effective as of September 15, 2009 and as otherwise amended or restated from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower have requested the Lenders, the Administrative Agent and the Euro Administrative Agent to amend certain provisions of the Credit Agreement; and

WHEREAS, the Administrative Agent, the Euro Administrative Agent and the Lenders are willing to so amend the Credit Agreement subject to the terms and conditions set forth herein, provided that the Borrowers and the Guarantors ratify and confirm all of their respective obligations under the Credit Agreement and the Loan Documents.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrowers, the Guarantors, the Lenders, the Administrative Agent and the Euro Administrative Agent agree as follows:

1.                                      Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.              Amendments to Section 1.01.

(a)                                 Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Applicable Margin” in its entirety and substitute the following therefor:

“Applicable Margin” means, on any day, the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Leverage Ratio for the most recently ended trailing four-quarter period with respect to which the US Borrower is required to have delivered the financial statements pursuant to Section 5.01(a) or Section 5.01(b), as applicable (said calculation to be made by the Administrative Agent as soon as practicable after receipt by the Administrative Agent of all required financial statements for the applicable period):

Leverage Ratio	Eurocurrency/ Eurodollar Margin	ABR Margin
X > 2.00	3.50%	2.00%
2.00 >X > 1.50	3.25%	1.75%
1.50 >X > 1.00	3.00%	1.50%
1.00 >X	2.75%	1.50%

Each change in the Applicable Margin shall take effect on each date on which such financial statements are required to be delivered pursuant to Section 5.01(a) or Section 5.01(b), as applicable, commencing with the date on which such financials statements are required to be delivered for the trailing four-quarter period ending September 30, 2009.  In the event that any financial statement delivered pursuant to Section 5.01(a) or Section 5.01(b), as applicable, is shown to be inaccurate when delivered (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, and only in such case, then the US Borrower shall immediately (i) deliver to the Administrative Agent corrected financial statements for such Applicable Period, (ii) determine the Applicable Margin for such Applicable Period based upon the corrected financial statements, and (iii) immediately pay to the Administrative Agent the accrued additional interest owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with Section 2.18.  This provision is in addition to rights of the Administrative Agents and Lenders with respect to Section 2.13(f)  and their other respective rights under this Agreement.

(b)                                 Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Commitment Fee Rate” in its entirety and substitute the following therefor:

“Commitment Fee Rate” means, on any day, the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Leverage Ratio for the most recently ended trailing four-quarter period with respect to which the US Borrower is required to have delivered the financial statements pursuant to Section 5.01(a) or Section 5.01(b), as applicable (said calculation to be made by the Administrative Agent as soon as practicable after receipt by the Administrative Agent of all required financial statements for the applicable period):

Leverage Ratio	Commitment Fee Rate
X>2.00	0.500%
2.00>X>1.50	0.450%
1.50>X>1.00	0.400%
1.00>X	0.350%

Each change in the Commitment Fee Rate shall take effect on each date on which such financial statements are required to be delivered pursuant to Section 5.01(a) or Section 5.01(b), as applicable, commencing with the date on which such financials statements are required to be delivered for the four-quarter period ending September 30, 2009.  In the event any financial statement delivered pursuant to Section 5.01(a) or Section 5.01(b), , as applicable, is shown to be inaccurate when delivered (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to a higher Commitment Fee Percentage for any period (as “Applicable Commitment Fee Period”) than the Commitment Fee Percentage applied for such Applicable Commitment Fee Period, and only in such case, then the US Borrower shall immediately (i) deliver to the Administrative Agent corrected financial statements for such Applicable Commitment Fee Period, (ii) determine the Commitment Fee Percentage for such Applicable Commitment Fee Period based on the corrected financial statements, and (iii) immediately pay to the Administrative Agent the additional accrued commitment fees owing as a result of such increased Commitment Fee Rate for such Applicable Commitment Fee Period, which payment shall be promptly applied in accordance with Section 2.11.  This provision is in addition to the rights of the Administrative Agents and Lenders with respect to Section 2.12(f) and their other respective rights under this Agreement.

3.                                      Amendment to Section 6.15.  Section 6.15 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Section 6.15       Fixed Charge Coverage Ratio      The US Borrower shall not permit the Fixed Charge Coverage Ratio (i) from January 1, 2008 through September 30, 2008, measured quarterly as of the last day of each fiscal quarter, to be less than 1.35 to 1.0, (ii) from October 1, 2008 through September 30, 2009, for any trailing four quarter period measured as of the last day of each fiscal quarter, to be less than 1.50 to 1.0, (iii) from October 1, 2009 through December 31, 2009, for the trailing four quarter period measured as of December 31, 2009, to be less than 1.10 to 1.0, (iv) from January 1, 2010 through June 30, 2010, for any trailing four quarter period measured as of the last day of each fiscal quarter, to be less than 0.80 to 1.0, (v) from July 1, 2010 through December 31, 2010, for any trailing four quarter period measured as of the last day of each fiscal quarter, to be less than 1.0 to 1.0, (vi) from January 1, 2011 through March 31, 2011, for the trailing four quarter period measured March 31, 2011 to be less than 1.15 to 1.0 and (vii) thereafter, for any trailing four quarter period measured as of the last day of each fiscal quarter, to be less than 1.25 to 1.0.”

4.                                      Amendment to Section 6.16.  Section 6.16 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Section 6.16       Leverage Ratio      The Borrowers shall not permit the Leverage Ratio for any trailing four-quarter period measured as of the last day of each fiscal quarter to exceed (i) 2.0 to 1.0 for the period from the Effective Date through December 31, 2009, (ii) 2.25 to 1.0 for the period from January 1, 2010 through June 30, 2010, (iii) 2.0 to 1.0 for the period from July 1, 2010 though September 30, 2010, (iv) 1.50 to 1.0 for the period from October 1, 2010 though September 30, 2011 and (v) 1.0 to 1.0 thereafter.”

5.                                      Ratification.  Each of the Borrowers and Guarantors hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment.  Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders, the Administrative Agent or the Euro Administrative Agent created by or contained in any of such documents nor are the Borrowers nor Guarantors released from any covenant, warranty or obligation created by or contained herein or therein.

6.                                      Representations and Warranties.  Each of the Borrowers and Guarantors hereby represents and warrants to the Administrative Agent, the Euro Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of each of the Borrowers and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against each of the Borrowers and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except as heretofore otherwise disclosed in writing to the Administrative Agent, (d) no Default or Event of Default exists under the Credit Agreement or under any Loan Document and (e) the execution, delivery and performance of this Amendment has been duly authorized by each of the Borrowers and Guarantors.

7.              Conditions to Effectiveness.

(a)                                 This Amendment shall be effective on the Amendment Effective Date upon the execution and delivery hereof by the Borrowers, the Guarantors and the Required Lenders to the Administrative Agent and receipt by the Administrative Agent of the following in form and substance satisfactory to the Administrative Agent:

(i)                                     this Amendment;

(ii)                                  the payment to the Administrative Agent of all fees and expenses (including the fees and disbursements of Andrews Kurth LLP) in connection with this Amendment;

(iii)                               the payment on or before 12:00 p.m., Houston, Texas time on October 22, 2009 to the Administrative Agent for the benefit of all Lenders executing this Amendment on or before 12:00 p.m., Houston, Texas time on October 21, 2009 (each, a “Consenting Lender”) of an amendment fee of 0.20% (the “Amendment Fees”), of (i) each Consenting Lender’s Revolving Loan Commitment and Euro Revolving Loan Commitment, as applicable, and (b) each Consenting Lender’s pro rata portion of the aggregate outstanding principal amount of the Term Loans and the Euro Term Loans, as applicable, as of the date hereof after giving pro forma effect to the principal payments due on November 16, 2009; and

(iv)                              such other consents, approvals, opinions or documents as the Administrative Agent or the Lenders may reasonably request.

(b)                                 The Amendment Fees shall be payable in dollars.  For purposes of determining the amount of such Amendment Fees payable in respect of the Euro Revolving Loan Commitments and the outstanding principal balance of the Euro Term Loans, such amounts shall be calculated by the Administrative Agent in dollars, with the Euro Revolving Loan Commitments and the outstanding principal balance of the Euro Term Loans being converted to dollars using the Market Rate of Exchange as of October 20, 2009.

8.                                      Release and Indemnity.  Each of the Borrowers and Guarantors does hereby release and forever discharge the Administrative Agent, Euro Administrative Agent and each of the Lenders and each affiliate thereof and each of their respective employees, officers, directors, trustees, agents, attorneys, successors, assigns or other representatives from any and all claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever, whether based on law or equity, which any of said parties has held or may now or in the future own or hold, whether known or unknown, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Amendment is signed by any of such parties (a) arising directly or indirectly out of the Loan Documents, or any other documents, instruments or any other transactions relating thereto and/or (b) relating directly or indirectly to all transactions by and between the Borrowers, the Guarantors, or their representatives and the Administrative Agent, the Euro Administrative Agent and each Lender or any of their respective directors, officers, agents, employees, attorneys or other representatives.  Such release, waiver, acquittal and discharge shall and does include, without limitation, any claims of usury, fraud, duress, misrepresentation, lender liability, control, exercise of remedies and all similar items and claims, which may, or could be, asserted by any Borrower or Guarantor, but such release, waiver, acquittal and discharges shall and does not include any claims, demands, damages, actions, cross actions, causes of action, costs and expenses arising out of or relating to (a) the gross negligence or willful misconduct of any US Indemnitee or Euro Indemnitee, (b) in the case of Section 2.15 of the Credit Agreement, the matters set forth in Section 2.15(e) of the Credit Agreement, (c) the obligations of each Lender under Section 2.17(e) of the Credit Agreement, or (d) any assignment or transfer by any Lender of its rights or obligations under the Credit Agreement and the other Loan Documents, except for any such assignment or transfer made in accordance with Section 10.04 of the Credit Agreement and the applicable provisions of the other Loan Documents, respectively.  Each of the Borrowers and Guarantors hereby ratifies the indemnification provisions contained in the Loan Documents, including, without limitation, Section 10.03 of the Credit Agreement, and agrees that this Amendment and losses, claims, damages and expenses related thereto shall be covered by such indemnities.

9.                                      Counterparts.  This Amendment may be signed in any number of counterparts, which may be delivered in original or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

10.                               Governing Law.  This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.

11.                               Final Agreement of the Parties.  Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as amended by this Amendment.  Nothing in this Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

US BORROWER:	DYNAMIC MATERIALS CORPORATION,
a Delaware corporation

	By:	/s/ Richard A. Santa
Richard A. Santa
Chief Financial Officer

Signature Page to Fourth Amendment to Credit Agreement

EURO BORROWER:	DYNAMIC MATERIALS LUXEMBOURG 2
S.À R.L.

	By:	/s/ Richard A. Santa
Richard A. Santa
Class B Director

Signature Page to Fourth Amendment to Credit Agreement

EURO GUARANTOR:	DYNAENERGETICS HOLDING GMBH

	By:	/s/ Patrick Xylander
	Name:	Patrick Xylander
	Title:	Managing Director

Signature Page to Fourth Amendment to Credit Agreement

EURO GUARANTOR:	DYNAMIC MATERIALS LUXEMBOURG 1
S.À R.L.

	By:	/s/ Richard A. Santa
Richard A. Santa
Class B Director

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EURO GUARANTOR:	NITRO METALL AB

	By:	/s/ Richard A. Santa
Richard A. Santa
Director

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EURO GUARANTOR:	NOBELCLAD EUROPE S.A.

	By:	/s/ Yvon P. Cariou
Yvon P. Cariou
Président Directeur Général

Signature Page to Fourth Amendment to Credit Agreement

EURO GUARANTOR:	DMC DYNAPLAT GMBH & CO. KG

	By:	DMC DYNAPLAT HOLDINGS GMBH,
as general partner

		By:	/s/ Patrick Xylander
		Name:	Patrick Xylander
		Title:	Managing Director

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EURO GUARANTOR:	DMC DYNAPLAT HOLDINGS GMBH

	By:	/s/ Patrick Xylander
	Name:	Patrick Xylander
	Title:	Managing Director

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EURO GUARANTOR:	DYNAENERGETICS BETEILIGUNGS GMBH

	By:	/s/ Patrick Xylander
	Name:	Patrick Xylander
	Title:	Managing Director

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EURO GUARANTOR:	DYNAENERGETICS GMBH & CO. KG

	By:	DYNAENERGETICS BETEILIGUNGS GMBH,
as general partner

		By:	/s/ Patrick Xylander
		Name:	Patrick Xylander
		Title:	Managing Director

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US GUARANTOR:	DYNAENERGETICS US, INC.

	By:	/s/ Richard A. Santa
Richard A. Santa
Secretary

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ADMINISTRATIVE AGENT	JPMORGAN CHASE BANK, N.A.
AND LENDER:

	By:	/s/ Brennon Crist
	Name:	Brennon Crist
	Title:	Vice President

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EURO ADMINISTRATIVE AGENT	J.P. MORGAN EUROPE LIMITED
AND LENDER:

	By:	/s/ Paul Hogan
	Name:	Paul Hogan
	Title:	Vice President

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LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ David R. Barney
	Name:	David R. Barney
	Title:	Senior Vice President

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LENDER:	BANK OF THE WEST

	By:	/s/ Robert Haynes
	Name:	Robert Haynes
	Title:	Vice President – Sr. Relationship Manager

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LENDER:	KEYBANK NATIONAL ASSOCIATION

	By:	/s/ Michelle K. Bushey
	Name:	Michelle K. Bushey
	Title:	Senior Vice President

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LENDER:	U.S. BANK, N.A.

	By:	/s/ Greg Blanchard
	Name:	Greg Blanchard
	Title:	Vice President

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LENDER:	VECTRA BANK COLORADO, NATIONAL ASSOCIATION

	By:	/s/ Malcolm R. Evans
	Name:	Malcolm R. Evans
	Title:	President

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LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Kenneth D. Brown
	Name:	Kenneth D. Brown
	Title:	Vice President

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